Exhibit 10.57







                          PINE ACRES INVESTMENTS, INC.

                                       and

                            ADAM WHOLESALERS, Lessee

                                OF CARLISLE, INC.



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                                TABLE OF CONTENTS

Articles

 1       DEMISE AND TERM.............................................Page 4

 2       RENTAL......................................................Page 4

 3       UTILITIES...................................................Page 5

 4       REPAIRS, SURRENDER OF PREMISES, ALTERATIONS.................Page 5

 5       FIRE AND CASUALTY...........................................Page 6

 6       INSURANCE...................................................Page 6

 7       INDEMNITY AND RIGHT OF ENTRY................................Page 8

 8       PROVISION FOR NOTICE........................................Page 8

 9       TITLE AND CONDITION.........................................Page 9

 10      ASSIGNMENT OR SALE..........................................Page 9

 11      QUIET ENJOYMENT.............................................Page 9

 12      DEFAULT.....................................................Page 9

 13      WAIVER......................................................Page 11

 14      MORTGAGES...................................................Page 11

 15      CONDEMNATION................................................Page 12

 16      CAREFREE LEASE..............................................Page 12

 17      LIENS.......................................................Page 13

 18      COMPLIANCE WITH LAWS, INSURANCE POLICIES, ETC. .............Page 13

 19      ARTICLE HEADINGS............................................Page 14

 20      MEMORANDUM OF LEASE.........................................Page 14

 21      ESTOPPEL CERTIFICATE........................................Page 14

 22      SECURITY DEPOSIT............................................Page 14

 23      OPTION TO RENEW.............................................Page 14

 24      GUARANTEE OF ADAM WHOLESALERS...............................Page 15

 25      MISCELLANEOUS...............................................Page 15

      This Indenture of Lease, executed in duplicate this date of August 1, 1991, by and between Pine Acres Investments, Inc. (hereinafter referred to as "Lessor"), and Adam Wholesalers, Inc., a Ohio corporation (hereinafter referred to as "Lessee").

                             W I T N E S S E T H:


                                    ARTICLE 1

                                 DEMISE AND TERM

      Lessor, for an in consideration of the rents herein reserved and the covenants and agreements herein contained and expressed on the part of Lessee to be kept, performed and fulfilled, hereby demises and lets unto Lessee, and Lessee hereby leases from Lessor the real estate located in the Borough of Carlisle, Cumberland County, Pennsylvania, more fully described in Exhibit A, attached hereto (hereinafter sometimes referred to as the "demised premises").

      TO HAVE AND TO HOLD the demised premises, together with all privileges, rights and easements thereunto appertaining and belonging, unto the Lessee, for and during the term of fifteen (15) years commencing upon August 1, 1991, and ending July 31, 2006.


                                    ARTICLE 2

                                     RENTAL

            (a) Lessee shall pay Lessor as Base Rent for the demised premises without prior notice or demand monthly rental of Fifty Three Thousand Dollars ($53,000.00) per month in advance, on the 1st day of each and every month during said term.

            (b) the Lessee covenants and agrees to pay promptly when due all taxes and assessments levied, assessed or due or payable upon the real estate and improvements thereon which are the subject of this lease, together with all business taxes, assessments, levies, license fees, water rents, sewer rents, excises, franchises, penalties and charges, of whatever nature or kind which are now or may hereafter be levied, assessed, charged or imposed or become payable or due during the term of this lease by any governmental or political body, corporation or unit or which may become a lien upon the property or upon the leasehold interest or which are or may hereafter be levied, assessed or charged by reason of the use or occupancy of the demised premises under this Lease. Lessee agrees to furnish to Lessor within ten (10) days after written demand therefor, proof of the payment of all such taxes, levees, assessments, fees, rents and charges. Provided, however, that the Lessee upon written notice to the Lessor, may elect to contest (after having first paid in full) the validity of or defend against in its own name or in the name of the Lessor any tax, assessment, levy, license fee, water, rent, sewer rent, excise, franchise, penalty or charge which by the terms of this lease the Lessee is bound to pay or discharge. Provided, further, that the Lessor may, at its option, pay or discharge any tax, debt, liability or lien which by the terms of this lease is to be paid or discharged by the Lessee in the event of failure of the Lessee to pay or discharge the same when the same becomes due or payable, and any payments made by the Lessor hereunder shall constitute a lien against the estate or interest of the Lessee under this lease and shall be recoverable by the Lessor from the Lessee with interest at the maximum legal rate of interest from the date of payment as though such sum constituted additional rental under the terms of this Lease.

            (c) Lessee also covenants to pay, from time to time as provided in this lease or on demand from Lessor, as additional rent, all other amounts, liabilities and obligations which Lessee herein assumes or agrees to pay, and interest at the maximum legal rate on such of the foregoing amounts, liabilities and obligations which Lessee herein assumes or agrees to pay, and interest at the maximum legal rate on such of the foregoing amounts, liabilities and obligation as are not paid within five (5) days of the date when due or of such demand, as the case may be, until payment thereof. In the event of any failure on the part of Lessee to pay any additional rent (and the expiration of the applicable grace period herein), Lessor shall have all the rights, powers and remedies provided for in this Lease or at law or in equity or otherwise in the case of nonpayment of base rent.


                                    ARTICLE 3

                                    UTILITIES

      Lessee shall pay or cause to be paid all charges, costs and/or taxes for water, gas, heat, electricity, light, telephone service, waste disposal or any other similar communication or utility services of any kind or nature used in or rendered to the demised premises or any part thereof.


                                    ARTICLE 4

                 REPAIRS, SURRENDER OF PREMISES, ALTERATIONS

            (a) Except as provided in paragraph (b), Lessor shall maintain the structure of the demised premises.

            (b) Lessee covenants and agrees that it will, during the term of this lease, at its own expense, keep and maintain the demised premises including but not limited to the roof, interior and exterior of any buildings and parking lots and all building systems including, but not limited to mechanical, electrical, plumbing, heating, ventilating and air conditioning in good and substantial condition and repair, and in clean and sanitary condition and that it will indemnify and save harmless Lessor from and against all liens, claims or damages by reason of any repairs or improvements which may be made by Lessee thereon.

      Lessee will, at the termination of this lease, in whatever manner such termination may be brought about, promptly and peaceably surrender and deliver the demised premises and appurtenances to Lessor in as good and clean condition as they may be put hereafter, damage from ordinary wear and tear and acts of God, fire, the elements or other casualty excepted, and remove all goods and effects not belonging to Lessor.

      Lessee will make any changes to the demised premises required by any law, ordinance, judgment, decree or any official action by any governmental or quasi-governmental agency or authority under any police, health, safety, environmental, fire or other regulation.

      Lessee covenants and agrees that it will neither do nor permit to be done any act or thing on the demised premises or elsewhere, which will invalidate any insurance on the demised premises or increase the premiums for insurance thereon.

      Lessee may, at its own cost and expense, from time to time during the term of this lease, make such alterations, addition, and changes, structural and otherwise, in and to the demised premises as it finds necessary or covenant for its purposes; provided, however, (1) that Lessee shall indemnify and save harmless Lessor from all expenses, liens, claims or damages to any person or property arising out of or resulting from the undertaking or making of such alterations, additions and/or changes, (2) that such alterations, additions and/or changes shall increase the value of the demised premises, and in not manner adversely affect Lessor's adjacent property or the use thereof, such adverse affect to be determined in Lessor's sole opinion, and (3) that written consent shall be first obtained from the Lessor before undertaking the same, which consent shall not be unreasonably withheld. Such consent may at the option of Lessor, be either on the basis that Lessee shall restore the demised premises to substantially their original condition at the termination of this lease or that no restoration will be required. All trade fixtures, trade apparatus, trade machinery and trade equipment placed on the demised premises at the expense of Lessee shall remain the property of Lessee an may be removed by Lessee at any time prior to and upon termination of this lease. Copies of all plans and specifications, including as-built plans, shall be provided to Lessor by Lessee.


                                    ARTICLE 5

                                FIRE AND CASUALTY

      In the event the demised premises be so damaged by fire or other casualty as to be partially or wholly unfit for occupancy, this lease shall not be affected and rent shall not abate and Lessee with due diligence shall enter, repair and restore the demised premises, and this lease shall remain in full force and effect. In no even shall the rent be abated.


                                    ARTICLE 6

                                    INSURANCE

            (a) Lessee shall at all time maintain at its expense the following insurance in respect of the demised premises:

            (1) All risk fire and extended coverage insurance, in amounts sufficient to prevent Lessor, Lessee or Lessor's mortgagee from becoming a co-insurer of any loss under the applicable policies but in any event in amounts not less than one hundred percent (100%) of the full insurable value of the demised premises. The term "full insurable value", as used herein, means full actual above-ground replacement cost of the buildings and improvements.

            (2) General public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the demised premises and the adjoining streets, sidewalks and passageways, with limits of not less than Five Million Dollars ($5,000,000.00) with respect to bodily injury or death to any one person, not less than Five Million Dollars ($5,000,000.00) with respect to any one accident, and not less than One Million Dollars ($1,000,000.00) with respect to property damage.

            (3) Workers' compensation insurance or comparable insurance under applicable laws covering all persons employed in connection with any work done on or about the premises for which claims for death or bodily injury could be asserted against Lessor, Lessee or the premises.

            (4) Such other insurance upon or in respect of the demised premises or the operation thereof in such amounts and against such other insurance hazards as Lessor may from time to time reasonably require. Further, the policy limits set forth above are subject to increase by Lessor at any time, from time to time, if Lessor in the exercise of reasonable judgment deems the same necessary for adequate protection.

      All such insurance shall be written by companies acceptable to Lessor, and all such insurance shall name as the insured parties Lessor, Lessee and/or Lessor's mortgagee (as their respective interests may appear).

            (b) Insurance claims by reason of damage to or destruction of any portion of the demised premises shall be payable to Lessor and/or Lessor's mortgagee, or an insurance trustee, if so required by Lessor and/or Lessor's mortgagee, to assure that Lessee completes the work required under Article 5 hereof.

            (c) Every policy required by this Lease shall contain an agreement by the insurer that it will not cancel or modify such policy except after thirty
(30) days' prior written notice to Lessor and/or Lessor's mortgagee and that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of the insured, and notwithstanding: (1) the occupation or use of the demised premises for purposes more hazardous than permitted by the terms of such policy, (2) any foreclosure or other action or proceeding taken by any mortgagee or notice of sale relating to the premises, or (3) any change in title to or ownership of the demised premises.

            (d) Lessee shall deliver to Lessor simultaneously with the execution and delivery of this lease, certificates of the insurers satisfactory to Lessor and Lessor's mortgagee, evidencing all the insurance which is required to be maintained by Lessee hereunder and Lessee shall maintain such insurance continuously throughout the term hereof. Lessee shall, as soon as practicable, but in all events within thirty (30) days of the renewal date of any such insurance, deliver additional certificates of the insurers satisfactory to Lessor, evidencing the renewal of such insurance. Should Lessee fail to effect, maintain or renew any insurance provided for in this section or to pay the premium therefor, or to deliver to Lessor any of such certificates as required herein, then and in any of said events Lessor, at its option, but without obligation so to do, may procure such insurance, and any sums expended by it to procure such insurance shall be additional rent hereunder and shall be repaid by Lessee within fifteen (15) business days following the date on which such expenditure shall be made by Lessor.

            (e) Lessee agrees to carry adequate fire and extended coverage on all improvements and inventory and other property installed or placed on the demised premises by Lessee.


                                    ARTICLE 7

                          INDEMNITY AND RIGHT OF ENTRY

      Lessee will indemnify and hold harmless Lessor from all claims, demands and damages for injuries to persons or property arising from or in any manner connected with the occupancy or use of the demised premises by Lessee and from any and all other claims, demands, liens, damages, fines or penalties of whatever name, nature, or kind, in any way or manner chargeable to, or payable for, or in respect of the use or occupancy of the demised premises by Lessee, or from any act or omission of Lessee, its servants, its agents, representatives, tenants, guests, invitees, licensees or any other person, firm or corporation in, about or adjacent to the demised premises. Lessee will pay all costs, expenses and attorney's fees incurred by or imposed on Lessor in prosecution or defense of any suit, action or proceeding predicated upon an alleged breach of undertaking by Lessee under the terms of this Lease or for or on account of which Lessee has covenanted to indemnify Lessor under the terms of this lease or would be bound by law to so indemnify Lessor.

      The Lessee covenants and agrees that the Lessor, or the Lessor's agents or representatives, shall have the right, during normal business hours to enter upon the demised premises for the purpose of examining the same and to observe the compliance or noncompliance by the Lessee with the terms of this lease, and for the purpose of exhibiting the same to prospective lessees during the last six (6) months of this lease.


                                    ARTICLE 8

                              PROVISION FOR NOTICE

      All notices which may be proper or necessary for the parties to serve upon each other shall be served by registered or certified mail, postage prepaid or by overnight delivery service as follows:

       To Lessor:     Mr. William Thurner
                      Pine Acres Investments, Inc.
                      2350 Victory Parkway
                      Cincinnati, Ohio 45206

       To Lessee:     Mr. George Thurner, Jr.
                      Adam Wholesalers, Inc.
                      3005 East Kemper Road
                      Cincinnati, Ohio 45241

or such other address as either party may direct in writing from time to time. Service of any such notice or demand shall be deemed completed twenty-four hours after deposit thereof in the U.S. mail, or the day after delivery to the overnight delivery service.

                                    ARTICLE 9

                               TITLE AND CONDITION

      The demised premises are leased subject to: (1) the rights of any parties in possession thereof, (2) the existing state of the title thereof as of the commencement of the term of this lease, (3) any state of facts which an accurate survey or physical inspection thereof might show, and (4) all zoning regulations and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction. THE LAND, BUILDINGS, STRUCTURES AND OTHER IMPROVEMENTS COMPRISING A PART OF THE DEMISED PREMISES ARE LEASED SUBJECT TO THEIR CONDITION AS OF THE COMMENCEMENT OF THE TERM OF THIS LEASE AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY LESSOR.


                                   ARTICLE 10

                               ASSIGNMENT OR SALE

            (a) Lessee may assign this lease or sublet the demised premises or any portion thereof to any subsidiary of Adam Wholesalers, Inc. without first obtaining the prior written consent of Lessor. Any other lease or sublet shall require the written consent of Lessor which shall not be unreasonably withheld.

            (b) Lessor may assign this lease or any partial interest herein and may also sell, convey and mortgage the demised premises subject to the term of this lease.


                                   ARTICLE 11

                                 QUIET ENJOYMENT

      Lessor covenants and agrees that, subject to any mortgages now of record or hereafter placed of record it is the owner of the demised premises and the Lessee, if the covenants of this lease to be paid and performed by the Lessee are paid and performed, shall have peaceable possession and quiet enjoyment of the demised premises throughout the term of this lease without any hindrance or molestation of Lessor, or any person claiming lawfully under Lessor.


                                   ARTICLE 12

                                     DEFAULT

            (a) The occurrence of any one or more of the following events shall be a default and breach of this lease by Lessee:

                 (1) Lessee shall fail to pay any monthly installment of rent within five (5) days after the same shall be due and payable.

                 (2) Lessee shall fail to perform or observe any term, condition, covenant or obligation, other than the payment of rent, required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Lessor; provided, however, that if the term, condition, covenant or obligation to be performed by Lessor is of such nature that the same cannot reasonably be performed within such thirty (30) day period, such default shall be deemed to have been cured if day period, such default shall be deemed to have been cured if Lessee commences such performance within said thirty (30) day period and thereafter diligently undertakes to complete the same.

                 (3) A trustee or receiver shall be appointed to take possession of substantially all of Lessee's assets in, on or about the demised premises or of Lessee's interest in this Lease (and Lessee does not regain possession within sixty (60) days after such appointment); Lessee makes an assignment for the benefit of creditors; or substantially all of Lessee's assets in, on or about the demised premises or Lessee's interest in this Lease are attached or levied upon under execution (and Lessee does not discharge the same within sixty (60) days thereafter).

                 (4) A petition in bankruptcy, insolvency, or for reorganization or arrangement is filed by or against Lessee pursuant to any federal or state statute (and, with respect to any such petition filed against it, Lessee fails to secure a stay or discharge thereof within sixty (60) days after the filing of the same).

            (b) Upon the occurrence of any event of default as set forth above, Lessor shall have the following rights and remedies, in addition to those allowed by law or equity, any one or more of which may be exercised without further notice to or demand upon Lessee:

                 (1) Lessor may re-enter the demised premises and cure any default of Lessee, in which event Lessee shall reimburse Lessor as additional rent for any cost and expenses which Lessor may incur to cure such default.

                 (2) Lessor may terminate this Lease as of the date of such default, in which event: (1) neither Lessee nor any person claiming under or through Lessee shall thereafter be entitled to possession of the premises, and Lessee shall immediately thereafter surrender the premises to Lessor; (2) Lessor may re-enter the premises and dispossess Lessee or any other occupants of the premises by force, summary proceedings, ejectment or otherwise, and may remove their effects, without prejudice to any other remedy which Lessor may have for possession or arrearages in rent; and (3) notwithstanding the termination of this Lease, (a) Lessor may declare all rent which would have been due under this Lease for the balance of the term to be immediately due and payable, whereupon Lessee shall be obligated to pay the same to Lessor, together with all loss or damage which Lessor may sustain by reason of such termination and re-entry, or (b) Lessor may re-let all or any part of the demised premises for a term different from that which would otherwise have constituted the balance of the term of this Lease and for rent and on terms and conditions different from those contained herein, whereupon Lessee shall be obligated to pay to Lessor as liquidated damages the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the premises, for a period which would otherwise have constituted the balance of the term of this Lease, together with all of Lessor's costs and expenses for preparing the premises for re-letting, including all repairs, tenant finish improvements, broker's and attorneys' fees, and all loss or damage which Lessor may sustain by reason of such termination, re-entry and re-letting, it being expressly understood and agreed that the liabilities and remedies specified in clauses (a) and (b) above shall survive the termination of this Lease.

                 (3) Lessor may sue for injunctive relief or to recover damages for any loss resulting from the breach.


                                   ARTICLE 13

                                     WAIVER

      It is further mutually covenanted and agreed between the parties hereto that no waiver of any covenant, agreement, stipulation or condition of this Lease shall be construed to be a waiver of any succeeding breach of the same covenant, agreement, stipulation or condition; that the payment by Lessee, or the receipt by Lessor, of rent with knowledge of the breach by the other party of any covenant hereof shall not be deemed a waiver of such breach; and further, that all covenants, stipulations, conditions, and agreements herein contained shall run with the land and bind and inure to the benefit of, as the case may require, the heirs, executors, administrators, successors and assigns of the parties hereto and to grantees of Lessor, as fully as if such words were written whenever reference to Lessor and Lessee occur in this Lease, except that no assignment by Lessee in violation of the provisions of this Lease shall vest any right in the assignee.

      Nothing contained in this Lease shall authorize Lessee to do any act or make any contract which will or may in any manner adversely affect the estate or interest of Lessor in the demised premises or of the building(s) including the demised premises, or of Lessor's adjacent property or the use thereof.


                                   ARTICLE 14

                                    MORTGAGES

      Lessor shall have the right to transfer, assign, mortgage and convey in whole or in part the demised premises and any and all rights of Lessor under this Lease, and nothing herein shall be construed as a restriction upon Lessor so doing. This Lease shall be subject and subordinate to any mortgage or other financing arrangement and to any renewal modification, consolidation, replacement and extension thereof now or hereafter placed upon or affecting the demised premises, or any part thereof, provided that so long as Lessee is not in default of any of the terms and conditions hereof, Lessee's rights, privileges and possession hereunder shall not be disturbed. Although no instrument or act on the part of Lessee shall be necessary to effectuate such subordination, Lessee will, upon request, execute and deliver such further instruments subordinating this Lease to the lien of any such mortgages or other financing arrangements as may be desired by the mortgagee or other lender. Lessee hereby appoints Lessor its attorney-in-fact, irrevocably, to execute and deliver any such instrument for the Lessee, should Lessee fail to execute and deliver same within five (5) days of any request therefor. In the event of any sale or exchange of the demised premises by Lessor and assignment by Lessor hereof, Lessor shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the consummation of such sale or exchange and assignment.

                                   ARTICLE 15

                                  CONDEMNATION

            (a) If, during the term of this Lease, all of the demised premises, or such a substantial part of the premises so as to render the remaining as the same may be restored, unusable for the purposes for which the premises were leased, shall be taken by appropriation for public, or quasi-public use, under the right of eminent domain, the proceeds of such appropriation shall be paid to the Lessor, and the Lessee shall have no claim to any part thereof, except as set out below, and this Lease shall be cancelled as of the date of such taking; provided, however, Lessee may claim such damages it suffered with respect to its trade fixtures, personal property and its improvements to the real property from the condemning authority.

            (b) If, during the term of this Lease, a part but not all of the demised premises shall be taken by appropriation for public, or quasi-public use, under the right of eminent domain and this Lease shall not terminate or be terminated under the provisions of subparagraph 15(a) hereof, then this Lease shall not be cancelled and shall apply to that part of the premises not so taken. In such event all of the proceeds shall be paid to the Lessor and Lessee shall not be entitled to any part thereof (except for a reasonable amount for the depreciated value of its improvements), but the rental for the remaining term shall be equitably adjusted.


                                   ARTICLE 16

                                 CAREFREE LEASE

      It is the intention and purpose of the parties hereto to create by this instrument a lease of the kind commonly known as "Carefree" to the Lessor. Accordingly, the Lessee agrees to bear, pay for and discharge not only such items as its has specifically agreed by the prior provisions of this Lease to bear, pay and discharge, but also all other costs, charges, and expenses of every kind and nature whatsoever which must be borne, paid and discharged in order to accomplish the purposes and objects of this Lease, namely, (a) that the Lessor shall receive from the Lessee, without diminution on account of any matter or thing whatsoever except such as shall arise from breach by the Lessor of any covenant or covenants of the Lessor contained herein, the rentals agreed to be paid by the Lessee; (b) that the Lessor shall be subjected to no expense whatsoever on account of any matter or thing connected with or arising from the leased premises or this Lease during the term hereof, except matters connected with or arising from the covenants of the Lessor contained herein; and (c) that the Lessor, at the expiration of or sooner termination of this Lease, shall receive possession of the demised premises and the improvements thereon in accordance with the covenants of the Lessee contained herein and free and clear of all claims, liens, charges and encumbrances except those to which the demised premises now are subject, or which may be placed thereon by the Lessor, or which shall arise because of breach by the Lessor of any covenant or covenants of the Lessor contained herein.

                                   ARTICLE 17

                                      LIENS

      Lessor shall have a first and best lien, paramount to all others upon every right and interest of Lessee to and in the demised premises and to and in this Lease, and in and to all improvements which become part of the real estate constituting the premises, as security for the payment of the entire amount of rent payable under this Lease, and for the payment of all monies payable under any obligation or engagement of Lessee contained in this Lease, and as security for the performance and observance of all and singular the covenants, agreements, conditions and obligations of this Lease to be performed and observed by Lessee.


                                   ARTICLE 18

                   COMPLIANCE WITH LAWS, INSURANCE POLICIES
                           ENVIRONMENTAL HAZARDS; USE

      Lessee, at its expense, shall cause the demised premises to comply with all federal, state county municipal and other governmental statutes, laws, rules, orders, regulations and ordinances affecting the demised premises or any part thereof, or the use thereof, including those which require the making of any structural or extraordinary changes, whether or not any such statutes, laws, rules, orders, regulations or ordinances which may have hereafter been enacted involve a change of policy on the part of the governmental body enacting the same. Lessee shall, at its expense, comply with the requirements of all policies of insurance which at any time may be in force with respect to the demised premises. Lessee shall not permit any hazardous substances, or toxic wastes on, in or under the demised premises. Lessee shall not violate any federal, state or local law, ordinance or regulation relating to industrial hygiene or to environmental conditions in, on, under or about the demised premises, including but not limited to, soil and groundwater conditions. Lessee shall not use for the disposal of or to refine, generate, manufacture, produce, store, handle, treat, transfer, release, process or transport any "hazardous waste" or hazardous substance, petrochemical, asbestos, toxic substance, nuclear waste, flammable explosives, material ("Hazardous Materials"); Hazardous Materials shall include but not be limited to substances defined as "hazardous waste" or "hazardous substance" as defined in the Resource Environmental Response Compensation and Liability Act of 1980, as amended, 42 USC 9001 et. Seq. ("CERCLA"), or the Superfund Amendments and Reauthorization Act, Public Law 99-499, October 17, 1986 ("SARA"); or The Hazardous Materials Transportation Act, 49 USC Section 1801 et. Seq. Respectively. Lessee shall not use the demised premises or allow the use of the demised premises for the purpose of disposal of, refining, generating, manufacturing, producing, storing, handling, treating, transferring, releasing, processing, or transporting any hazardous or toxic materials. There are no underground fuel storage tanks on, in or under the demised premises, nor any asbestos or transformers containing PCB's.

                                   ARTICLE 19

                                ARTICLE HEADINGS

      The article headings in this Lease are inserted only as a matter of convenience for reference and in no way define, limit or describe the scope or intent of this Lease or affect this Lease.


                                   ARTICLE 20

                               MEMORANDUM OF LEASE

      In the event either Lessor or Lessee determine to record this Lease, a short-form memorandum of the lease shall be recorded in lieu of the original lease. Such short-form memorandum shall be executed by both parties but shall not in any way vary or revoke the terms of this lease.


                                   ARTICLE 21

                              ESTOPPEL CERTIFICATE

      Lessee shall from time to time, upon not less than five (5) days prior written request by Lessor, execute, acknowledge and deliver to Lessor an estoppel certificate, certifying that this Lease is in full force and effect; the dates to which rents have been paid; and whether Lessor is in default, and if so, specifying the nature of the default; and that the lease is in full force and effect as modified and listing instruments of modification. It is intended that such estoppel certificate may be relied on by a prospective purchaser of Lessor's interest or mortgagee or assignee of any mortgage upon the demised premises.


                                   ARTICLE 22

                                 OPTION TO RENEW

      If this Lease shall be in full force and effect and the Lessee shall have fully performed all of its terms and conditions, the Lessee shall have the option to extend this Lease for one (1) renewal term of five (5) years. The renewal term shall be on the same terms and conditions in effect during the initial term except that the monthly rent shall be increased to Fifty Eight Thousand Dollars ($58,000).

      The Lessee shall notify Lessor in writing at least twelve (12) months prior to the expiration of the current term, as to whether Lessee intends to exercise the option. Lessee's failure to notify the Lessor as required here shall cancel the option and this Lease shall terminate on the expiration of the current term.

                                   ARTICLE 23

                        NO COUNTERCLAIM, ABATEMENT, ETC.

      This is a net lease, and the Base Rent and all other sums payable by Lessee under this Lease shall be paid without notice, demand, counterclaim setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction for any reason whatsoever. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (1) any defect in the condition, quality or fitness for use of, or any damage to or loss or destruction of, the demised premises or any part thereof, whether or not the fault of Lessee, (2) any restriction on or prevention or interference with any use of the demised premises or any part thereof, including any alteration of any zoning law, ordinance, regulations, classification or building restriction with respect thereto, (3) any title defect in or encumbrance on or eviction from possession of the Leased Premises or any part thereof by title paramount or otherwise, (4) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Lessor or any of its successors or assigns, or by any court, in any such proceeding,
(5) any claim which Lessee has or might have against Lessor, (6) any failure by Lessor to perform or comply with any of the terms hereof or of any other agreement with Lessee, or (7) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Lessee shall have notice of knowledge of any of the foregoing. Except as expressly provided herein, Lessee, to the full extent permitted by applicable law, waives all rights now or thereafter conferred by statute or otherwise to quit, terminate or surrender this Lease or the leased premises or any part thereof, or to any abatement, suspension, deferment, diminution or reduction of Base Rent or any other sum payable by Lessee hereunder.


                                   ARTICLE 24

                               GUARANTEE OF PARENT

      Lessee's parent corporation, Adam Wholesalers, Inc., an Ohio corporation, guarantees all obligations of the Lessee hereunder.


                                   ARTICLE 25

                                  MISCELLANEOUS

            (a) If Lessee shall fail to pay any installment of Base Rent, or any other sum payable to Lessor, within five (5) days after the date the same becomes due and payable, then Lessee shall also pay to Lessor a late payment service charge of five percent (5%) of the payment so overdue, in addition to and not in limitation of any other remedy or right of Lessor herein.

            Anything to the contrary herein contained notwithstanding, there shall be absolutely no personal liability on persons, firms or entities who constitute Lessor with respect to any of the terms, covenants, conditions and provisions of this Lease, and Lessee shall, subject to the rights of any first mortgagee, look solely to the interest of Lessor, its successors and assigns, in the demised premises for the satisfaction of each and every remedy of Lessee in the event of default by Lessor hereunder; such exculpation of personal liability is absolute and without any exception whatsoever.



            If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

            The parties agree not to place this Lease of record but each party shall, at the request of the other, execute and acknowledge for recording a memorandum or short form lease; provided, however, that the failure to record said short form lease or memorandum of lease shall not affect or impair the validity and effectiveness of this Lease. Lessee shall pay all costs, taxes, fees and other expenses in connection with or prerequisite to recording.

            This Lease shall be construed and interpreted under the laws of the State of Ohio.

      IN WITNESS WHEREOF, Lessor and Lessee have hereunto set their hands the day and year first above written.

In the presence of:                      LESSOR:

                                         PINE ACRES INVESTMENT, INC.


___________________________              By: ______________________________
                                             Name:
___________________________                  Title:


In the presence of:                      LESSEE:


__________________________               By:  _____________________________
                                             Name:
__________________________                   Title:


      Adam Wholesalers, Inc. hereby joins in this Lese for the purpose of the guarantee set forth in Article 24.



                                         ADAM WHOLESALERS, INC.


__________________________               By: ______________________________
                                             Name:
__________________________                   Title:


STATE OF OHIO      )
                   ) SS.
County of Hamilton )

      BE IT REMEMBERED, that on the ____ day of _____________, 19__, before me, a Notary Public in and for said county, personally came ____________________, a duly authorized officer of Pine Acres Investments, Inc., Lessor in the foregoing Lease, and acknowledged the signing thereof to be his voluntary act and deed and that of the Lessor.

      IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.

                                         ____________________________
                                         Notary Public

                                    Exhibit A

All that certain piece or parcel of land Situated in Borough of Carlisle, Cumberland County, Pennsylvania, conveyed as Parcel No. 11 on a certain Final Subdivision Plan for Ritner Park, dated October 17, 1986, revised December 10, 1986 and recorded on December 19, 1986 in Cumberland County Plan Book 52 page 12, bounded and described in accordance with said Final Subdivision Plan, as follows, to wit:

BEGINNING at a point on the northern right of way line of Governor Ritner Highway (U.S. 11 - L.R. 890) (50 feet wide), said point being South 71 degrees 15 minutes 00 seconds West 660.00 feet From the western line of Industrial Drive thence from said point of beginning and along the northern right of way line of Governor Ritner Highway South 71 degrees 14 minutes 16 seconds West 422.96 feet to a point; thence continuing along said right of way line South 71 degrees 11 minutes 46 seconds West 101.89 feet to a point on land now or formerly of Arkansas Best Freight Incorporated: thence along land now or formerly of Arkansas Best Freight Incorporated North 17 degrees 52 minutes 26 seconds West
855.00 feet to an iron pin at the southwest corner of Parcel No. 10 as shown on the said Final Subdivision Plan, thence along the southern line of Parcel No. 10 North 71 degrees 15 minutes 00 seconds East 525.33 feet to an iron pin at the northwest corner of Shearer Drive; thence along the western line of Shearer Drive and Parcel Nos. 8 and 5 as shown on the said Final Subdivision Plan South 17 degrees 50 minutes 30 seconds East 854.82 feet to a point on the northern right of way line of Governor Ritner Highway, the place of BEGINNING.

Containing 10.3037 acres

      BEING the same premises which Ritner Park Associates (a Pennsylvania Limited Partnership), by Indenture bearing date the 23rd day of December, 16, 1986, and recorded in the Office of the Recorder of Deeds & c., in and for the County of Cumberland, aforesaid, in Deed Book K-32 page 119, granted and conveyed unto Middle Atlantic Millwork Company (a Delaware Corporation), in fee.

                                    EXHIBIT A

 ALL THAT CERTAIN tract of land situate in Borough of Carlisle, Cumberland County, Pennsylvania, being known as Lot No. 3 on a Final Subdivision Plan prepared by Stephen G. Fisher, Professional Land Surveyor, dated July 14, 1989, as finally revised on September 8, 1989, recorded in the office of the Recorder of Deeds of Cumberland County, Pennsylvania, in Plan Book 59, Page 34, bounded and described as follows:

 BEGINNING at an iron pin, said point being North 17(degree) 52 minutes 26 Seconds West 60.01 feet from the Northwest Corner of Lot No. 11 of the Subdivision Plan for Ritner Park as recorded in the Office of the Recorder of Deeds for Cumberland County in Plan Book 52, Page 12; thence from said point of beginning and along the line of the aforementioned Lot No. 11 South 17(degree) 52 minutes 26 seconds East 820.00 feet to a point in the centerline of The Governor Ritner Highway S.R. 0011 (formerly U.S. Rte 11 L.R. 890): thence by said centerline South 71(degree) 11 minutes 47 seconds west 498. feet to a point at the intersection of the aforementioned centerline and the centerline of a Pennsylvania Power and Light Company right-of-way) thence leaving said Ritner Highway and along the centerline of said Pennsylvania Power and Light Company right-of-way; and by lands of the Grantor North 01(degree) 54 minutes 37 seconds West 896.68 feet to an iron pin; thence leaving said Pennsylvania Power and Light Company right-of-way and along lands of the Grantor by a line curving to the left having a radius of 780.0 feet and an arc length of 244.03 feet to an iron pin; thence along the same North 71(degree) 15 minutes 00 seconds East 11.51 feet to an iron pin, the place of BEGINNING.

  CONTAINING 7.2450 acres.

            BEING a part of the same premises which Farmers Trust Company, Guardian of F. Albright Swarner, single man, an incompetent, by Deed dated December 16, 1986, and recorded in Cumberland County in Deed Book J. Volume 32, Page 445, conveyed to ABE Freight System, Inc., Grantor herein.